John Hancock Funds

                                    Massachusetts
                                      Tax-Free
                                     Income Fund

                                 SEMI-ANNUAL REPORT

                                 February 28, 1997


TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz*
Richard P. Chapman, Jr.*
William J. Cosgrove*
Douglas M. Costle*
Leland O. Erdahl*
Richard A. Farrell*
Gail D. Fosler*
William F. Glavin*
Anne C. Hodsdon
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt*
Richard S. Scipione
Edward Spellman*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

Investors Bank and Trust Company
89 South Street
Boston, Massachusetts 02111

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way Ste 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109


A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.

CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Most analysts agree that the Social Security system will run out of money by the year 2030 unless Congress makes some changes. Although it seems a long way off, the issue is serious enough that at least one group has already studied the problem, and experts and politicians alike have weighed in with a slew of prescriptions.

The problem stems from demographic and societal changes. The number of retirees collecting Social Security is growing rapidly, while the number of workers supporting the system is shrinking. Consider this: in 1950, there were 16 workers paying into the Social Security system for each retiree collecting benefits. Today, there are three workers for each retiree and by 2019 there will be two. Starting then, the Social Security Administration estimates that the amount paid out in Social Security benefits will start to be greater than the amount collected in Social Security taxes. Compounding the issue is the fact that people are retiring earlier and living longer.

The state of the system has already left many people, especially younger and middle-aged workers, feeling insecure about Social Security. A recent survey by the Employee Benefits Research Institute (EBRI) found that 79% of current workers polled had little confidence in the ability of Social Security to maintain the same level of benefits as those received by today's retirees. Instead, they said they expect to use their own savings or employer-sponsored pensions for their retirement. Yet, remarkably, another EBRI survey revealed that only slightly more than half of America's current workers are saving money for retirement. Fewer than half own IRAs or participate in employer-sponsored pension or savings plans.

No matter how Social Security's problems get solved, one thing is clear. Americans need to rely on themselves for accumulating the bulk of their retirement savings. There's no law that says you should have to reduce your standard of living once you stop working. So we encourage you to save all that you can now, so you can live the way you'd like to later.

Sincerely,

/S/EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER


BY DIANNE SALES-SINGER, CFA, PORTFOLIO MANAGER

John Hancock
Massachusetts Tax-Free
Income Fund

Inflation fears keep bond market choppy in the last six months; munis outperform U.S. Treasuries

At the start of the Fund's six month period last September, bonds were recovering from several months in which inflationary fears had held down returns. But bonds rallied as the period progressed, only to run into resistance again at year end. In January, attention focused on reports of strong economic growth and tight labor markets, and bonds fell back as the market grew wary of potential new inflationary pressures. Even though inflation has remained at bay and many predict a more modest growth scenario later in the year, investor caution prevailed and bonds remained in a holding pattern through the end of February.

While municipals felt the effects of the bond market's shifts over the last six months, they managed to outperform U.S. Treasuries primarily because the supply and demand story for tax-exempt securities continues to be so favorable. The supply of municipal bonds has shrunk consistently over the last several years, especially in Massachusetts, due in part to the reluctance of taxpayers to fund new projects. What's more, many existing bonds have been called away from the market. Despite an increase in the amount of municipal bonds issued in 1996, growing demand easily absorbed the new supply. Demand has been fueled by more investors -- both individuals and insurance companies -- seeking some tax shelter for their rising incomes. Waning flat-tax fears have also sparked greater interest in tax-exempt securities.

"The supply of
municipal
bonds has
shrunk
consistently
over the last
several
years..."

A 2 1/4" x 3 1/4" photo of Fund management team at bottom right. Caption reads: "Dianne Sales-Singer (seated) and Fund management team members (l-r) Michael Roye, Holly Morris and Frank Lucibella.

Pie chart with the heading "Portfolio Diversification" at top of left hand column. The chart is divided into 10 sections. Going from left to right:
Water & Sewer 10%, General Obligation 14%, Electric 9%, Other 3%, Education 18%, Industrial Development 10%, Cash 2%, Health 17%, Housing 9%, Transportation 8%. A footnote below states "As a percentage of net assets on February 28, 1997."

"Some of the
strongest
performance
came from
the Fund's
uninsured...
bonds..."

The John Hancock Massachusetts Tax-Free Income Fund produced solid results and outperformed its peers during the period. For the six months ended February 28, 1997, the Fund's Class A shares posted a total return of 5.67% at net asset value. By comparison, the average Massachusetts municipal bond fund returned 4.70% according to Lipper Analytical Services, Inc.1 The Fund's Class B shares, which began on October 3, 1996, returned 3.36% at net asset value for the four months from inception through February 28, 1997. Please see pages six and seven for longer-term performance information.

Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance ... and what's behind the numbers." The first listing is Uninsured bonds followed by an up arrow and the phrase "Shrinking supply." The second listing is Lowell General Hospital followed by an up arrow and the phrase "Credit upgrade." The third listing is Short-call bonds followed by a down arrow and the phrase "Heightened exposure to call risk." Footnote below reads:
"See "Schedule of Investments." Investment holdings are subject to change."


Performance and strategy review

With a backdrop of limited issuance, and with almost 50% of issuance now coming as insured, opportunities to capitalize on undervalued credit situations have been dampened. However, with the volatility of the bond market, we have focused on adding value by carefully managing the Fund's duration. Duration is a measure of how sensitive a bond's price is to changes in interest rates. The shorter the duration, the less a bond's price moves as rates change. When the period began, the Fund's duration was slightly longer than average, at 7.6 years, which allowed us to capture the full benefit of the market's rally in October and November. Since then, we have moved to a more neutral duration, which has stood the Fund in good stead as the bond market stalled in early 1997.

Some of the strongest performance during the period came from the Fund's uninsured, lower-quality investment grade bonds rated BBB. Demand for these higher-yielding bonds has spiked as their supply has diminished due to bond calls and the growing number of bonds coming to market with bond insurance. Municipal bond insurance guarantees that investors will receive timely payments of principal and interest regardless of the quality of the underlying bonds. Insured bonds, therefore, receive a higher credit rating and their yield is typically lower than that of uninsured bonds.

As uninsured bonds have become rare, investors searching for higher yields have gravitated to them, causing their prices to rise and yields to fall. That was particularly true in the last six months, when credit spreads -- the difference in yield between higher- and lower-quality bonds -- narrowed significantly and caused the lower-quality bonds to outperform their insured counterparts.

Bar chart with heading "Fund Performance" at top of left hand column. The chart is scaled in increments of 2% from bottom to top, with 6% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 5.67% total return for John Hancock Massachusetts Tax-Free Income Fund: Class A. The second represents the 3.36% total return for John Hancock Massachusetts Tax-Free Income Fund: Class B. The third represents the 4.70% total return for the average Massachusetts municipal bond fund. The footnote below states: "Total returns for John Hancock Massachusetts Tax-Free Income Fund are at net asset value with all distributions reinvested. The average Massachusetts municipal bond fund is tracked by Lipper Analytical Services. (1) See the following two pages for historical performance information. For Class A shares and the average Massachusetts municipal bond fund, returns are for the six months ended February 28, 1997. For Class B shares, return is from October 3, 1996 through February 28, 1997"

At the same time, this narrowing credit spread meant higher-quality bonds became more attractive. So we selectively added to our insured bonds without sacrificing much yield compared to lower-quality issues. A perfect example was our purchase of AAA-rated insured Massport Authority bonds for USAir facilities. When we bought them, the difference between their yield and that of the Ba-rated uninsured USAir bonds was only about 40 basis points (0.40%).

Another sector that performed particularly well was our health-care group, where our tradition of detailed credit analysis continues to pay off. For example, our holdings in Lowell General Hospital were boosted during the period by a credit upgrade. That was especially significant in an environment of generally narrowing hospital profit margins.

A look ahead

The outlook for the Massachusetts municipal bond market remains favorable. The state's economy continues to grow at the same steady pace. In this environment, we expect the various state agencies to increase their borrowing to finance some of the larger infrastructure projects underway, particularly in Boston. But since we expect capital improvements to be spread over several years, any yearly increases in new issues should be easily absorbed. A growing pent-up demand for Massachusetts municipal bonds should keep the favorable supply and demand fundamentals in place.

"The outlook
for the
Massachusetts
municipal
bond market

remains
favorable."

The Fund's lower-rated, higher-yielding bonds should continue to be strong contributors to both yield and price performance. As insurers become even more competitive, the universe of insured municipal bonds will grow larger, making higher-yielding uninsured municipal bonds even harder to come by and therefore more valuable. We will keep our focus on call protection and increasing the Fund's competitive yield, at the same time searching for bonds that represent good value as a way to enhance overall return.

------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1 Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Massachusetts Tax-Free Income Fund. Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 4.5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Performance is affected by a 12b-1 plan. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Please note that a portion of the Fund's income may be subject to taxes, and some investors may be subject to the Alternative Minimum Tax. Also note that capital gains are taxable when distributed to shareholders.

CUMULATIVE TOTAL RETURNS

For the period ended December 31, 1996

                                 ONE        FIVE       LIFE OF
                                YEAR       YEARS        FUND
                             ---------   ---------   ----------
John Hancock Massachusetts
Tax-Free
Income Fund: Class A          (0.36%)     35.12%     104.10%(1)
John Hancock Massachusetts
Tax-Free
Income Fund: Class B          (2.58%)(2)    N/A         N/A


AVERAGE ANNUAL TOTAL RETURNS

For the period ended December 31, 1996

                                 ONE        FIVE       LIFE OF
                                YEAR       YEARS        FUND
                             ---------   ---------   ----------
John Hancock
Massachusetts Tax-Free
Income Fund: Class A(3)       (0.36%)      6.21%       7.95%(1)
John Hancock
Massachusetts Tax-Free
Income Fund: Class B(3)       (2.58%)(2)    N/A         N/A


YIELDS


As of February 28, 1997

                                              SEC 30-DAY
                                                 YIELD
                                              -----------
John Hancock Massachusetts Tax-Free
Income Fund: Class A                             4.84%
John Hancock Massachusetts Tax-Free
Income Fund: Class B                             4.36%

Notes to Performance

(1) Class A shares started on September 3, 1987.
(2) Class B shares started on October 3, 1996.
(3) The Adviser has voluntarily reduced a portion of the management fee and a portion of the custodian fees during the period. Without the limitation of expenses, the average annual total returns for the one-year, five-year, and since inception for Class A shares would have been (0.79%), 5.56% and 6.97%, respectively. The average annual total return for the period for Class B shares would have been (2.69%).


WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in John Hancock Massachusetts Tax-Free Income Fund would be worth on February 28, 1997. They assume that you invested on the day each class of shares started. They also assume that you have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Municipal Bond Index -- an unmanaged index that includes approximately 15,000 bonds and is commonly used as a measure of bond performance.

Massachusetts Tax-Free Income Fund
Class A shares

First line chart has the heading Massachusetts Tax-Free Income Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the Massachusetts Tax-Free Income Fund on September 3, 1987, before sales charge, and is equal to $22,043 as of February 28, 1997. The second line represents the Massachusetts Tax-Free Income Fund after sales charge and is equal to $21,588 as of February 28, 1997. The third line represents the value of the Lehman Brothers Municipal Bond Index and is equal to $20,619 as of February 28, 1997.

Massachusetts Tax-Free Income Fund
Class B shares

The second line chart has the heading Massachusetts Tax-Free Income Fund:
Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the represents the value of the Lehman Brothers Municipal Bond Index and is equal to $10,336 as of February 28, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Massachusetts Tax-Free Income Fund on October 3, 1996, before sales charge, and is equal to $10,253 as of February 28, 1997. The third line represents Massachusetts Tax-Free Income Fund after sales charge and is equal to $9,836 as of February 28, 1997.


FINANCIAL STATEMENTS

John Hancock Funds - Massachusetts Tax-Free Income Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on February 28, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.


Statement of Assets and Liabilities
February 28, 1997 (Unaudited)
----------------------------------------------------------------------------------
Assets:
Investments at value - Note C:
Tax-exempt long-term bonds (cost - $52,909,010)                      $  55,706,599
Interest receivable                                                        816,968
Other assets                                                                 2,012
                                                                     -------------
Total Assets                                                            56,525,579
----------------------------------------------------------------------------------
Liabilities:
Due to custodian                                                           182,208
Dividend payable                                                             8,621
Payable to John Hancock Advisers, Inc. and
affiliates - Note B                                                         20,008
Accounts payable and accrued expenses                                       23,132
                                                                     -------------
Total Liabilities                                                          233,969
----------------------------------------------------------------------------------
Net Assets:
Capital paid-in                                                         54,028,898
Accumulated net realized loss on investments and
financial futures contracts                                         (      539,264)
Net unrealized appreciation of investments                               2,797,787
Undistributed net investment income                                          4,189
                                                                     -------------
Net Assets                                                           $  56,291,610
==================================================================================
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value)
Class A - $55,600,061 / 4,642,176                                    $       11.98
==================================================================================
Class B - $691,549 / 57,739                                          $       11.98
==================================================================================
Maximum Offering Price Per Share*
Class A - ($11.98 x 104.71%)                                         $       12.54

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.




The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended February 28, 1997 (Unaudited)
----------------------------------------------------------------------------------
Investment Income:
Interest                                                               $ 1,775,969
                                                                       -----------

Expenses:
Investment management fee - Note B                                         140,333
Distribution and service fee - Note B
Class A                                                                     83,869
Class B                                                                      1,102
Transfer agent fee - Note B                                                 31,835
Custodian fee                                                               23,170
Auditing fee                                                                10,753
Printing                                                                     6,320
Financial services fee - Note B                                              5,262
Registration and filing fees                                                 3,321
Trustees' fees                                                               1,979
Less Management Fee Reduction - Note B                                (    106,945)
                                                                      ------------
Total Expenses                                                             200,999
----------------------------------------------------------------------------------
Less Expense Reductions -
Note B                                                                (      3,762)
----------------------------------------------------------------------------------
Net Expenses                                                               197,237
----------------------------------------------------------------------------------
Net Investment Income                                                    1,578,732
----------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments
Net realized gain on investments sold                                       79,011
Change in net unrealized appreciation/depreciation
of investments                                                           1,410,809
                                                                      ------------
Net Realized and Unrealized
Gain on Investments                                                      1,489,820
----------------------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                              $ 3,068,552
==================================================================================

See notes to financial statements.




Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------------

                                                                                                         SIX MONTHS ENDED
                                                                                   YEAR ENDED            FEBRUARY 28, 1997
                                                                                 AUGUST 31, 1996             (UNAUDITED)
                                                                                -----------------        -----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                              $  3,094,690               $  1,578,732
Net realized gain on investments sold and financial futures contracts                    79,113                     79,011
Change in net unrealized appreciation/depreciation of investments                 (     573,560)                 1,410,809
                                                                                   ------------               ------------
Net Increase in Net Assets Resulting from Operations                                  2,600,243                  3,068,552
                                                                                   ------------               ------------

Distributions to Shareholders:
Dividends from net investment income
Class A - ($0.6543 and $0.3340 per share, respectively)                           (   3,094,690)             (   1,573,965)
Class B - (none and $0.2529 per share, respectively)                                         --                     (5,723)
                                                                                   ------------               ------------
Total Distributions to Shareholders                                               (   3,094,690)             (   1,579,688)
                                                                                   ------------               ------------
From Fund Share Transactions - Net*                                                   1,247,514                   (366,016)
                                                                                   ------------               ------------

Net Assets:
Beginning of period                                                                  54,415,695                 55,168,762
                                                                                   ------------               ------------
End of period (including undistributed net investment income of
$5,145 and $4,189, respectively)                                                   $ 55,168,762               $ 56,291,610
                                                                                   ============               ============


* Analysis of Fund Share Transactions:                                                                SIX MONTHS ENDED
                                                                YEAR ENDED                            FEBRUARY 28, 1997
                                                              AUGUST 31, 1996                            (UNAUDITED)
                                                     ------------------------------         ---------------------------------
                                                       SHARES               AMOUNT              SHARES               AMOUNT
                                                     ----------          -----------          ---------           -----------
CLASS A
Shares sold                                            664,442          $  7,865,907           299,955           $  3,570,197
Shares issued to shareholders in reinvestment
of distributions                                       175,838             2,080,462            88,008              1,049,441
                                                  ------------          ------------      ------------           ------------
                                                       840,280             9,946,369           387,963              4,619,638
Less shares repurchased                          (    736,253)         (   8,698,855)    (     477,397)         (   5,676,415)
                                                  ------------          ------------      ------------           ------------
Net Increase (Decrease)                                104,027          $  1,247,514           (89,434)         ($  1,056,777)
                                                  ============          ============      ============           ============
CLASS B **
Shares sold                                                                                     57,546           $    688,452
Shares issued to shareholders in reinvestment
of distributions                                                                                   369                  4,409
                                                                                          ------------           ------------
                                                                                                57,915                692,861
Less shares repurchased                                                                  (        176)          (       2,100)
                                                                                          ------------           ------------
Net Increase                                                                                    57,739           $    690,761
                                                                                          ============           ============

** Class B commenced operations on October 3, 1996.

The Statement of Changes in Net Assets shows how the value of net assets of the Fund has changed since the end of the previous period. The difference reflects net investment income, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the per share amount of distributions made to shareholders of the Fund for the period indicated.

See notes to financial statements.





Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-------------------------------------------------------------------------------------------------------

                                                      YEAR ENDED AUGUST 31,             SIX MONTHS ENDED
                                        ---------------------------------------------- FEBRUARY 28, 1997
                                         1992      1993      1994      1995      1996     (UNAUDITED)
                                        ------    ------    ------    ------    ------    ---------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period    $ 11.15   $ 11.75   $ 12.43   $ 11.56   $ 11.76    $ 11.66
                                       --------  --------  --------  --------  --------   --------
Net Investment Income                      0.71      0.67      0.63      0.65      0.65       0.33
Net Realized and Unrealized Gain
(Loss) on Investments and
Financial Futures Contracts                0.60      0.82 (    0.75)     0.20 (    0.10)      0.32
                                       --------  --------  --------  --------  --------   --------
Total from Investment Operations           1.31      1.49 (    0.12)     0.85      0.55       0.65
                                       --------  --------  --------  --------  --------   --------

Less Distributions:
Dividends from Net Investment
Income                                (    0.71)(    0.67)(    0.63)(    0.65)    (0.65) (    0.33)
Distributions from Net Realized
Gain on Investments Sold                     -- (    0.14)(    0.12)       --        --         --
                                       --------  --------  --------  --------  --------   --------
Total Distributions                   (    0.71)(    0.81)(    0.75)(    0.65)(    0.65) (    0.33)
                                       --------  --------  --------  --------  --------   --------
Net Asset Value, End of Period          $ 11.75   $ 12.43   $ 11.56   $ 11.76   $ 11.66    $ 11.98
                                       ========  ========  ========  ========  ========   ========
Total Investment Return at
Net Asset Value (2)                       12.11%    13.29%(    0.97%)    7.66%     4.78%      5.67%(6)
Total Adjusted Investment
Return at Net Asset Value (2,3)           10.93%    12.38%(    1.50%)    7.21%     4.30%      5.48%(6)

Ratios and Supplemental Data
Net Assets, End of Period
(000's omitted)                         $29,113   $50,019   $54,122   $54,416   $55,169    $55,600
Ratio of Expenses to Average
Net Assets                                 0.60%     0.67%     0.70%     0.70%     0.75%(4)   0.71%(4,5)
Ratio of Adjusted Expenses
to Average Net Assets (1)                  1.78%     1.58%     1.23%     1.15%     1.18%      1.09%(5)
Ratio of Net Investment
Income to Average Net Assets               6.18%     5.61%     5.28%     5.67%     5.53%      5.63%(5)
Ratio of Adjusted Net Investment
Income to Average Net Assets (1)           5.00%     4.70%     4.75%     5.22%     5.05%      5.25%(5)
Portfolio Turnover Rate                      56%       79%       29%       24%       36%         8%
Expense and Fee Reduction Per Share     $  0.14   $  0.11   $  0.06   $  0.05   $  0.06    $  0.02

See notes to financial statements.





Financial Highlights (continued)

----------------------------------------------------------------------------------------------------
                                                                 FOR THE PERIOD FROM OCTOBER 3, 1996
                                                                     (COMMENCEMENT OF OPERATIONS)
                                                                         TO FEBRUARY 28, 1997
                                                                              (UNAUDITED)
                                                                ------------------------------------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period                                           $ 11.84
                                                                           -----------
Net Investment Income                                                             0.25
Net Realized and Unrealized Gain on Investments                                   0.14
                                                                           -----------
Total from Investment Operations                                                  0.39
                                                                           -----------

Less Distributions:
Dividends from Net Investment Income                                      (       0.25)
                                                                           -----------
Net Asset Value, End of Period                                                 $ 11.98
                                                                           ===========
Total Investment Return at Net Asset Value (2)                                    3.36%(6)
Total Adjusted Investment Return at Net Asset Value (2,3)                         3.20%(6)

Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)                                      $   692
Ratio of Expenses to Average Net Assets                                           1.41%(4,5)
Ratio of Adjusted Expenses to Average Net Assets (1)                              1.79%(5)
Ratio of Net Investment Income to Average Net Assets                              5.18%(5)
Ratio of Adjusted Net Investment Income to Average Net Assets (1)                 4.80%(5)
Portfolio Turnover Rate                                                              8%
Expense and Fee Reduction Per Share                                            $  0.02

(1) Unreimbursed, without fee reduction.

(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(3) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.

(4) The Ratio of Expenses to Average Net Assets for the periods ending on or after
    August 31, 1996 excludes the effect of balance credits described in Note B. If these expense reductions were included, the Ratio of Expenses to Average Net
    Assets would have been 0.70% for both periods for Class A and 1.40% for Class B.

(5) Annualized.

(6) Not Annualized.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.


See notes to financial statements.




Schedule of Investments
February 28, 1997 (Unaudited)
---------------------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by Massachusetts Tax-Free Income Fund on February 28,
1997. It has one main category: tax-exempt long-term bonds. The tax-exempt bonds are further broken down by state and territory. Under each state or territory is a list of the securities owned by the Fund.

                                                                      PAR VALUE                  YIELD
                                      INTEREST    MATURITY    S&P      (000'S        MARKET       AT
STATE, ISSUER, DESCRIPTION              RATE       DATE      RATING*   OMITTED)       VALUE      MARKET+
--------------------------            --------   --------   --------   --------     --------    --------
LONG-TERM DEBT
Massachusetts (88.15%)
Boston City Industrial
Development Financing Auth,
Sewage Facil Rev 1991 Ser
Harbor Elec Energy Co Proj             7.375%    05-15-15    BBB      $   250      $ 268,422     6.87%
Boston Water and Sewer
Commission, Gen Rev 1991
Ser A Sr Ser                           7.000     11-01-18    AAA          500        563,415     6.21
Gen Rev 1992 Ser A Sr Ser              5.750     11-01-13    A            500        516,250     5.57
Boston, City of,
GO 1990 Ser A                          7.375     02-01-10    A+           350        385,858     6.69
GO 1991 Ser A MBIA                     6.750     07-01-11    AAA          350        388,542     6.08
GO 1992 Ser A AMBAC                    6.500     07-01-12    AAA          500        547,605     5.93
Rev Boston City Hosp
FHA-Ins Mtg Ser A                      7.625     02-15-21    Aaa*         500        561,940     6.78
Brockton, City of,
State Qualified Municipal
Purpose Ln of 1993                     6.125     06-15-18    A-         2,000      2,058,040     5.95
Holyoke, City of,
GO School Proj Ln Act of
1948                                   7.650     08-01-09    Baa*       1,000      1,111,610     6.88
Massachusetts Bay
Transportation Auth,
Gen Trans Sys Rev Ref
1994 Ser A                             7.000     03-01-14    A+         1,000      1,179,040     5.94
Massachusetts Educational
Financing Auth,
Ed Ln Rev Iss D Ser 1991A              7.250     01-01-09    AAA          460        489,063     6.82
Massachusetts Health and
Educational Facilities Auth,
Rev Anna Jaques Hosp Iss Ser B         6.875     10-01-12    Baa1*      1,250      1,298,462     6.62
Rev Bentley College Iss Ser H          6.875     07-01-12    AAA          250        275,405     6.24
Rev Boston College Iss Ser J           6.625     07-01-21    AAA        1,000      1,090,250     6.08
Rev Charlton Memorial
Hosp Iss Ser B                         7.250     07-01-13    A          2,250      2,451,982     6.65
Rev Community Colleges
Prog Iss Ser A                         6.600     10-01-22    AAA          250        270,025     6.11
Rev Dana-Farber Cancer
Institute Ser G-1                      6.250     12-01-22    A            500        515,745     6.06
Rev Lowell Gen Hosp Iss Ser A          8.400     06-01-11    A-*          600        701,976     7.18
Rev Melrose-Wakefield Hosp
Iss Ser B                              6.350     07-01-06    A-           500        524,420     6.05
Rev New England Baptist
Hosp Iss Ser B                         7.350     07-01-17    BBB+         250        263,968     6.96
Rev New England Deaconess
Hosp Iss Ser D                         6.875     04-01-22    A          2,210      2,376,745     6.39
Rev Northeastern Univ
Iss Ser E                              6.550     10-01-22    AAA        1,000      1,094,020     5.99
Rev Ref Worcester Polytechnic
Institute Iss Ser E                    6.625     09-01-17    A+           250        269,267     6.15
Rev Reg Inverse Floater Ser 1993       7.500#    08-15-23    AAA          500        495,625     7.57
Rev Saint Elizabeth's Hosp of
Boston Iss Ser B FHA-Ins Proj          7.750     08-01-27    AA-*         350        363,034     7.47
Rev Smith College Iss Ser D            5.750     07-01-24    AA-          560        558,421     5.77
Rev Tufts Univ Iss Ser C Preref        7.400     08-01-18    Aaa*         430        459,924     6.92
Rev Tufts Univ Iss Ser C Unref Bal     7.400     08-01-18    A+            90         95,584     6.97
Massachusetts Housing Finance
Agency,Rev Insured Rental Hsg
1994 Ser A                             6.600     07-01-14    AAA        1,100      1,148,158     6.32
Rev Residential Devel FNMA
Coll Ser C                             6.875     11-15-11    AAA        2,000      2,125,940     6.47
Rev Residential Devel FNMA
Coll Ser D                             6.800     11-15-12    AAA          500        529,380     6.42
Single Family Hsg Rev Ser 5            8.375     06-01-15    A+            50         51,398     8.15
Single Family Hsg Rev Ser 7            8.400     12-01-16    A+           100        103,843     8.09
Single Family Hsg Rev Ser 7            8.100     06-01-20    A+            80         83,122     7.80
Single Family Hsg Rev Ser 9            8.100     12-01-21    A+           100        103,277     7.84
Single Family Hsg Rev Ser 13           7.950     06-01-23    A+           185        197,521     7.45
Single Family Hsg Rev Ser 16           7.900     06-01-14    A+            80         86,346     7.32
Single Family Hsg Rev Ser 18           7.350     12-01-16    A+           550        582,395     6.94
Massachusetts Industrial
Finance Agency,Resource
Recovery Rev Ref Ser 1993 A Mass
Refusetech Inc Proj                    6.300     07-01-05    BBB        1,825      1,916,104     6.00
Rev Assumption College Iss 1996        6.000     07-01-26    AAA        1,000      1,014,700     5.91
Rev Ref Emerson College Iss Ser
1991A                                  8.900     01-01-18    BBB-*        250        276,582     8.04
Rev Ref Holy Cross College Iss 1996    5.500     03-01-20    AAA        1,000        974,530     5.64
Rev Ref Holy Cross College Iss II
Ser 1992                               6.375     11-01-15    A+           500        554,755     5.75
Rev Ser A Babson College Proj          5.375     10-01-17    A3*        1,000        973,840     5.52
Rev Ser C Glenmeadow Retirement
Community                              8.375     02-15-18    BB+*       1,000      1,003,350     8.35
Rev Wtr Treatment American Hingham
Proj                                   6.900     12-01-29    BBB*       1,310      1,377,688     6.56
Rev Wtr Treatment American Hingham
Proj                                   6.750     12-01-20    BBB*       2,000      2,085,180     6.47
Massachusetts Municipal Wholesale
Electric Co,Pwr Supply Sys Rev 1992
Ser B A Pub Corp of the
Commonwealth of Mass                   6.750     07-01-05    BBB+         500        550,940     6.13
Pwr Supply Sys Rev 1992 Ser
B A Pub Corp of the
Commonwealth of Mass                   6.750     07-01-06    BBB+       1,500      1,649,100     6.14
Pwr Supply Sys Rev 1992 Ser
B A Pub Corp of the
Commonwealth of Mass                   6.750     07-01-17    BBB+         400        427,092     6.32
Pwr Supply Sys Rev 1992 Ser
C A Pub Corp of the
Commonwealth of Mass                   6.625     07-01-10    AAA        1,000      1,101,040     6.02
Pwr Supply Sys Rev 1993 Reg
Inverse Floater                        7.020#    07-01-18    AAA        1,300      1,163,500     7.84
Massachusetts Port Auth,
Rev Ref Ser 1992 A                     6.000     07-01-23    AA-        1,370      1,380,590     5.95
Rev Special Facil Ser A USAir Proj     5.750     09-01-16    AAA        1,000        991,890     5.80
Massachusetts Water Resource Auth,
Gen Rev Ref 1993 Ser B                 5.500     03-01-17    A            400        385,900     5.70
Gen Rev Ref 1993 Ser B                 5.000     03-01-22    A            360        320,922     5.61
Gen Rev Ref 1993 Ser C                 4.750     12-01-23    A          1,000        850,880     5.58
Gen Rev Ref 1995 Ser B                 4.750     12-01-21    AAA        1,000        871,120     5.45
Massachusetts, the Commonwealth of,
GO Consol Ln of 1991 Ser D             6.875     07-01-10    A+         1,500      1,672,515     6.17
Nantucket, Town of,
GO Municipal Purpose Ln of 1991        6.800     12-01-11    A*           450        493,002     6.21
Plymouth, County of,
Cert of Part Ser A Plymouth
County Correctional Facil Proj         7.000     04-01-22    A-           750        831,007     6.32
Springfield, City of,
GO School Proj Ln Act of 1992
Ser B                                  7.100     09-01-11    Baa*         500        569,205     6.24
                                                                                  ----------
                                                                                  49,621,450
                                                                                  ----------

Puerto Rico (10.81%)
Puerto Rico Aqueduct and Sewer
Auth, Ref Pars & Inflos Ser 1995
Gtd by the Commonwealth
of Puerto Rico                         8.276#    07-01-11    AAA        2,000      2,302,500     7.14
Puerto Rico Highway and
Transportation Auth,
Highway Rev Cap Rites Ser Y            6.250     07-01-14    A          1,000      1,088,930     5.74
Puerto Rico Infrastructure
Financing Auth,
Spec Tax Rev Ser 1988A                 7.750     07-01-08    BBB+         450        479,349     7.28
Puerto Rico, Commonwealth of,
GO Pub Imp Inverse Rate Securities
Ser 1996                               8.220#    07-01-11    AAA        1,000      1,151,250     7.01
GO Pub Imp Unltd Ref Ser 1994          6.400     07-01-11    A          1,000      1,063,120     6.02
                                                                                  ----------
                                                                                   6,085,149
                                                                                  ----------

TOTAL TAX-EXEMPT LONG-TERM BONDS
(Cost $52,909,010)                                                     (98.96%) $ 55,706,599
                                                                       ======   ============

* Credit ratings are rated by Moody's Investors Services, Fitch or John Hancock Advisers, Inc.
  where Standard & Poors ratings are not available.

+ The yield is not calculated in accordance with guidelines established by the U.S. Securities
  Exchange Commission.

# Represents rate in effect on February 28, 1997.

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.



Portfolio Concentration
February 28, 1997 (Unaudited)
------------------------------------------------------------------------
The Massachusetts Tax-Free Income Fund invests primarily in securities issued in the state of Massachusetts and its various political subdivisions. The performance of this Fund is closely tied to the economic conditions within the state and the financial condition of the state and its agencies and municipalities. The concentration of investments by states and credit ratings for individual securities held by the Fund are shown in theschedule of investments. In addition, concentration of investments can be aggregated by various categories.

The table below shows the Fund's investment at February 28, 1997 assigned to various sector categories.

                                                        MARKET VALUE
                                                      AS A PERCENTAGE
                                                         OF FUND'S
SECTOR DISTRIBUTIONS                                    NET ASSETS
--------------------                                 ---------------
General Obligations                                        13.92%
Revenue Bonds - Certificate of Participation                1.48
Revenue Bonds - Education                                  17.77
Revenue Bonds - Electric Power                              8.69
Revenue Bonds - Health                                     16.88
Revenue Bonds - Housing                                     8.90
Revenue Bonds - Industrial Development Bond                10.03
Revenue Bonds - Other                                       2.73
Revenue Bonds - Transportation                              8.24
Revenue Bonds - Water & Sewer                              10.32
                                                          ------
                      TOTAL TAX-EXEMPT LONG-TERM BONDS     98.96%
                                                          ======

See notes to financial statements.


NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Tax-Exempt Series Fund (the "Trust") is a diversified open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of two series: John Hancock Massachusetts Tax-Free Income Fund and John Hancock New York Tax-Free Income Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to provide as high a level of current income exempt from both federal income taxes and Massachusetts personal income taxes as is consistent with preservation of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan, have exclusive voting rights to that distribution plan. On October 3, 1996, Class B shares of beneficial interest were sold to commence class activity.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. Government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $567,282 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows: August 31, 2002 -- $2,465, August 31, 2003 -- $396,511 and August 31, 2004 -- $168,306.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

PREMIUM AND DISCOUNT For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at time of disposition.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. Government securities, known as "initial margin", equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin", to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market", will be recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For Federal income tax purposes, the amount, character and timing of the Fund gains and/or losses can be affected as a result of futures contracts.

At February 28, 1997, there were no open positions in financial futures contracts.

OPTIONS The Fund may purchase options contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to changing security prices. Writing puts and buying calls will tend to increase the Fund exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract's terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's Statement of Assets and Liabilities.

For the period ended February 28, 1997, there were no open written options contracts.

NOTE B --
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.500% of the first $250,000,000 of the Fund's average daily net asset value,
(b) 0.450% of the next $250,000,000, (c) 0.425% of the next
$500,000,000, (d) 0.400% of the next $250,000,000 and (e) 0.300% of the
Fund's average daily net asset value in excess of $1,250,000,000. The Adviser has voluntarily agreed to limit the Fund's expenses further to the extent required to prevent expenses from exceeding 0.70% and 1.40% of the average net assets attributable to Class A and Class B, respectively. Accordingly, for the period ended February 28, 1997, the reduction in the Adviser's fee collectively with any additional amounts not borne by the Fund by virtue of the expense limit amounted to $106,945. This limitation may be discontinued at any time.

The Fund has an agreement with its custodian bank under which $3,762 of custodian fees have been reduced by balance credits applied during the period ended February 28, 1997. If the Fund had not entered into this agreement, the assets not invested, on which these balance credits were earned, could have produced income.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended February 28, 1997, net sales charges received with regard to sales of Class A shares amounted to $96,892. Out of this amount, $12,687 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $11,359 was paid as sales commissions to unrelated broker-dealers and $72,846 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended February 28, 1997, there were no contingent deferred sales charges paid to JH Funds.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Class A and Class B Distribution Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the period was at an annual rate of 0.01875% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Mr. Richard S. Scipione and Ms. Anne C. Hodsdon are directors and/or officers of the Adviser and/or its affiliates, as well as a Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At February 28, 1997 the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $198.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. Government and its agencies and short-term securities, during the period ended February 28, 1997, aggregated $4,571,613 and $4,291,280, respectively. There were no purchases or sales of obligations of the U.S. Government and its agencies during the period ended February 28, 1997.

The cost of investments owned at February 28, 1997 for federal income tax purposes was $52,909,010. Gross unrealized appreciation and depreciation of investments aggregated $3,074,599 and $277,010 respectively, resulting in net unrealized appreciation of $2,797,589.


A 1/2" by 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603
1-800-225-5291  1-800-554-6713 (TDD)
Internet: www.jhancock.com/funds

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John Hancock Massachusetts Tax-Free Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with the caption
"Printed on Recycled Paper."                                770SA 2/97
                                                                  4/97





                                  John Hancock Funds

                                       New York
                                       Tax-Free
                                      Income Fund

                                   SEMI-ANNUAL REPORT

                                   February 28, 1997


TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz*
Richard P. Chapman, Jr.*
William J. Cosgrove*
Douglas M. Costle*
Leland O. Erdahl*
Richard A. Farrell*
Gail D. Fosler*
William F. Glavin*
Anne C. Hodsdon
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt*
Richard S. Scipione
Edward Spellman*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.

Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02111

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way Ste 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109


A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.

CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Most analysts agree that the Social Security system will run out of money by the year 2030 unless Congress makes some changes. Although it seems a long way off, the issue is serious enough that at least one group has already studied the problem, and experts and politicians alike have weighed in with a slew of prescriptions.

The problem stems from demographic and societal changes. The number of retirees collecting Social Security is growing rapidly, while the number of workers supporting the system is shrinking. Consider this: in 1950, there were 16 workers paying into the Social Security system for each retiree collecting benefits. Today, there are three workers for each retiree and by 2019 there will be two. Starting then, the Social Security Administration estimates that the amount paid out in Social Security benefits will start to be greater than the amount collected in Social Security taxes. Compounding the issue is the fact that people are retiring earlier and living longer.

The state of the system has already left many people, especially younger and middle-aged workers, feeling insecure about Social Security. A recent survey by the Employee Benefits Research Institute
(EBRI) found that 79% of current workers polled had little confidence in the ability of Social Security to maintain the same level of benefits as those received by today's retirees. Instead, they said they expect to use their own savings or employer-sponsored pensions for their retirement. Yet, remarkably, another EBRI survey revealed that only slightly more than half of America's current workers are saving money for retirement. Fewer than half own IRAs or participate in employer-sponsored pension or savings plans.

No matter how Social Security's problems get solved, one thing is clear. Americans need to rely on themselves for accumulating the bulk of their retirement savings. There's no law that says you should have to reduce your standard of living once you stop working. So we encourage you to save all that you can now, so you can live the way you'd like to later.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER


BY FRANK LUCIBELLA, CFA, PORTFOLIO MANAGER

John Hancock
New York Tax-Free
Income Fund

Municipals outperform Treasuries in past six months

The municipal bond market was beset by changes in investor expectations over the six- month period from September 1, 1996 through February 28, 1997. Just two months before the period began, investors were concerned that the economy was growing at too quick a pace to keep inflation and interest rates at the low levels they had maintained for some time. Those worries forced bond yields to a 1996-peak in July. But with the onset of fall, investors began to accept that steady economic growth and full employment wouldn't necessarily translate into higher inflation and rising interest rates. A late fall rally steadily brought bond yields back down. Although municipals performed well in the fall, especially in October and November, year-end nervousness limited their gains. In the first two months of 1997, muni prices remained in a fairly tight range as investors took a "wait-and-see" attitude.

"The municipal
bond market
was beset by
changes in
investor
expectations..."

A 2 1/4" x 3 1/2" photo of Fund management team at bottom right. Caption reads: "Frank Lucibella (seated) and Fund management team members (l-r):
Michael Roye, Tom Goggins, Dianne Sales-Singer, Holly Morris.

Pie chart with the heading "Portfolio Diversification" at top of left hand column. The chart is divided into 9 sections. Going from left to right: Water & Sewer 10%, General Obligation 11%, Industrial Development 7%, Education 15%, Electric 6%, Health 14%, Housing 14%, Other 7%, Transportation 6%. A footnote below states "As a percentage of net assets on February 28, 1997."

Buoyed by a favorable supply and demand environment, municipals bested Treasuries during the past six months. The lack of municipal supply was partly due to the reluctance of government entities to ask taxpayers to fund new projects. But also contributing to the lack of supply was the fact that some traditional municipal issuers -- including airlines and hospitals -- reduced their appetite for borrowing as they entered a period of consolidation. While demand increased only slightly as fears of a flat tax waned, it proved to be enough to easily absorb the new issues that did come to market.

"New York
City bonds
and state-
appropriated
securities
were two of
our best
performers..."

For the six months ended February 28, 1997, the Fund's Class A shares posted a total return of 4.86% at net asset value, which was slightly ahead of the average New York municipal bond fund's 4.76% return for the same period, according to Lipper Analytical Services.1 The Fund's Class B shares, which began on October 3, 1996, had a total return of 2.68% at net asset value for the four months from inception through February 28, 1997. Please see pages six and seven for longer-term performance information.

NYC, state-appropriated bonds

Our holdings in New York City bonds and state-appropriated securities were two of our best performers during the period. Both were boosted by an improving economy -- due in large part to the strength of Wall Street firms -- and more favorable fiscal results. But the primary reason for their strong performance was that the supply of high-yielding uninsured municipal bond offerings dropped dramatically while demand continued to rise. As a result, these lower-quality, higher-yielding bonds performed better than their high-quality counterparts.

About half of all muni bond offerings now coming to market are backed by an independent insurance guarantee, about twice the proportion before 1994. In addition, many other bonds that originally were issued as uninsured later picked up insurance. Muni bond insurance guarantees that investors will receive timely principal and interest payments regardless of the quality of the underlying bonds. Because insured bonds carry these guarantees, their yield is typically lower and their credit ratings higher than uninsured bonds, which need to offer higher yields to compensate investors for their added risk.

Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance ... and what's behind the numbers." The first listing is New York City followed by an up arrow and the phrase "Higher yields = strong demand." The second listing is State-appropriated bonds followed by an up arrow and the phrase "Strength in state's creditworthiness." The third listing is FHA-insured hospitals followed by a down arrow and the phrase "Cuts in Medicare, Medicaid." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."

Strategy overview

Throughout the period we continued to emphasize non-callable securities, which can't be redeemed by their issuer before their stated maturity. The upside to non-callable securities is that they tend to perform better than callable securities (which can be redeemed prior to maturity) when interest rates fall, and generally do no worse than callable bonds when rates rise. Their downside: they generally offer less yield. During the period, non-callables offered about 10 basis points (0.10%) less in yield on average than callable securities. However, we believed that on a total return basis, non-callables were more attractive.

Bar chart with heading "Fund Performance" at top of left hand column. The chart is scaled in increments of 1% from bottom to top, with 5% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 4.86% total return for John Hancock New York Tax-Free Income
Fund: Class A. The second represents the 2.68% total return for John Hancock New York Tax-Free Income Fund: Class B. The third represents the 4.76% total return for the average New York municipal bond fund. The footnote below states: "Total returns for John Hancock New York Tax-Free Income Fund are at net asset value with all distributions reinvested. The average New York municipal bond fund is tracked by Lipper Analytical Services, Inc. (1) See the following two pages for historical performance information. For Class A shares and the average New York municipal bond fund, returns are for the six months ended February 28, 1997. For Class B shares, return is from October 3, 1996 through February 28, 1997"

We also focused on bonds with maturities of between 15 and 20 years. Throughout the period, yield spreads -- the difference in yields between bonds of various maturities -- were quite tight. In our view, bonds with longer-maturities didn't offer enough additional yield to compensate for their added interest-rate sensitivity. So we chose intermediate maturity bonds where we thought the risk/return payoff was most attractive. It was in the intermediate range that the muni market saw its strongest demand, and therefore best performance compared to longer-maturity bonds.

Disappointments

While all of our hospital holdings are insured by the Federal Housing Authority (FHA), cutbacks in Medicare and Medicaid have put pressure on some of the weaker hospitals. And while we have thoroughly reviewed our holdings and are comfortable with their underlying creditworthiness, they have underperformed the market because the amount of FHA insurance is limited to the principal amount of the bonds, and many of these traded above their face value.

Outlook

In our view, the U.S. economy remains on its moderate growth path without any increase in inflationary pressures, and that provides a favorable climate for interest rates and bond prices. But we could be in for some more volatility as the Federal Reserve Board continues to closely monitor economic data in its drive to ward off inflation. If economic growth continues to accelerate, the Fed is prepared to raise interest rates in the near-term. But we would view any such moves as a positive, because in the long run, such actions should enable the economy to continue its slow, steady growth. Even with a rate hike, municipals can continue to perform well, since the favorable supply and demand fundamentals for tax-exempt securities can help insulate them from much market volatility and allow them to continue to outperform their taxable counterparts.

Favorable
supply/demand
fundamentals
remain for
municipals.

--------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1 Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock New York Tax-Free Income Fund. Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 4.5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximun 5% and declining to 0% over six years) is included in Class B performance. Performance is affected by a 12-b1 plan. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Please note that a portion of the Fund's income may be subject to taxes, and some investors may be subject to the Alternative Minimum Tax. Also note that capital gains are taxable when distributed to shareholders.

CUMULATIVE TOTAL RETURNS

For the period ended December 31, 1996

                                       ONE        FIVE       LIFE OF
                                       YEAR       YEARS        FUND
                                    ---------   ---------   ----------
John Hancock New York
Tax-Free Income Fund: Class A        (0.98%)      35.28%     105.29%(1)
John Hancock New York
Tax-Free Income Fund: Class B        (3.16%)(2)    N/A         N/A


AVERAGE ANNUAL TOTAL RETURNS

For the period ended December 31, 1996
                                       ONE        FIVE       LIFE OF
                                       YEAR       YEARS        FUND
                                    ---------   ---------   ----------
John Hancock New York
Tax-Free Income Fund: Class A(3)     (0.98%)       6.23%       8.04%(1)
John Hancock New York
Tax-Free Income Fund: Class B(3)     (3.16%)(2)     N/A         N/A


YIELDS

As of February 28, 1997

                                              SEC 30-DAY
                                                 YIELD
                                              -----------
John Hancock New York
Tax-Free Income Fund: Class A                    4.81%
John Hancock New York
Tax-Free Income Fund: Class B                    4.30%

Notes to Performance

(1) Class A shares started on September 13, 1987.
(2) Class B shares started on October 3, 1996.
(3) The Adviser has voluntarily reduced a portion of the management fee and a portion of the custodian fees during the period. Without the limitation of expenses, the average annual total returns for the one-year, five-year, and since inception periods for Class A shares would have been (1.39%), 5.61% and 6.99%, respectively. The average annual total return for the period for Class B shares would have been (3.26%).


WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in John Hancock New York Tax-Free Income Fund would be worth on February 28, 1997. They assume that you invested on the day each class of shares started. They also assume that you have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Municipal Bond Index -- an unmanaged index that includes approximately 15,000 bonds and is commonly used as a measure of bond performance.


New York Tax-Free Income Fund
Class A shares

Line chart with the heading New York Tax-Free Income Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Lehman Brothers Municipal Bond Index and is equal to $22,043 as of February 28, 1997. The second line represents the value of the hypothetical $10,000 investment made in the New York Tax-Free Income Fund on September 13, 1987, before contingent deferred sales charge, and is equal to $21,696 as of February 28, 1997. The third line represents the New York Tax-Free Income Fund, after contingent deferred sales charge and is equal to $20,722 as of February 28, 1997.

New York Tax-Free Income Fund
Class B shares

The second line chart with the heading New York Tax-Free Income Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines: The first line represents the value of the Lehman Brothers Municipal Bond Index and is equal to $10,267 as of February 28, 1997. The second line represents the value of the hypothetical $10,000 investment made in the New York Tax-Free Income Fund on October 3, 1996, before contingent deferred sales charge, and is equal to $10,253 as of February 28, 1997. The third line represents the New York Tax-Free Income Fund after contingent deferred sales charge and is equal to $9,767 as of February 28, 1997.



FINANCIAL STATEMENTS

John Hancock Funds - New York Tax-Free Income Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on February 28, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
February 28, 1997 (Unaudited)
----------------------------------------------------------------------------------
Assets:
Investments at value - Note C:
Tax-exempt long-term bonds (cost - $52,378,148)                      $  55,438,884
Receivable for investments sold                                            983,112
Receivable for shares sold                                                  50,420
Interest receivable                                                        801,526
Other assets                                                                 2,044
                                                                     -------------
Total Assets                                                            57,275,986
----------------------------------------------------------------------------------
Liabilities:
Due to custodian                                                           257,406
Dividend payable                                                             8,871
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                                     17,596
Accounts payable and accrued expenses                                       23,189
                                                                     -------------
Total Liabilities                                                          307,062
----------------------------------------------------------------------------------
Net Assets:
Capital paid-in                                                         54,437,211
Accumulated net realized loss on investments
and financial futures contracts                                      (     546,825)
Net unrealized appreciation of investments                               3,060,937
Undistributed net investment income                                         17,601
                                                                     -------------
Net Assets                                                           $  56,968,924
==================================================================================
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value)
Class A - $56,118,779 / 4,654,311                                     $      12.06
==================================================================================
Class B - $850,145 / 70,499                                           $      12.06
==================================================================================
Maximum Offering Price Per Share*
($12.06 x 104.71%)                                                    $      12.63
==================================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements.




The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended February 28, 1997 (Unaudited)
----------------------------------------------------------------------------------
Investment Income:
Interest                                                               $ 1,817,492
                                                                       -----------
Expenses:
Investment management fee - Note B                                         143,038
Distribution and service fee - Note B
Class A                                                                     85,412
Class B                                                                      1,371
Transfer agent fee - Note B                                                 33,969
Custodian fee                                                               24,353
Auditing fee                                                                11,240
Printing                                                                     5,850
Financial services fee - Note B                                              5,364
Trustees' fees                                                               2,104
Registration and filing fees                                                 2,065
Less Management Fee Reduction - Note B                                (    111,347)
                                                                       -----------
Total Expenses                                                             203,419
----------------------------------------------------------------------------------
Less Expense Reductions - Note B                                      (      2,297)
Net Expenses                                                               201,122
Net Investment Income                                                    1,616,370
----------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments and
Financial Futures Contracts:
Net realized gain on investments sold                                       39,151
Net realized loss on financial futures contracts                      (     13,121)
Change in net unrealized appreciation/depreciation
of investments                                                           1,092,930
Change in net unrealized appreciation/depreciation
of financial futures contracts                                        (     38,344)
                                                                       -----------
Net Realized and Unrealized
Gain on Investments and
Financial Futures Contracts                                              1,080,616
----------------------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                              $ 2,696,986
==================================================================================

See notes to financial statements.




Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                            SIX MONTHS ENDED
                                                                                          YEAR ENDED         FEBRUARY 28,1997
                                                                                        AUGUST 31,1996         (UNAUDITED)
                                                                                        --------------      -----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                                      $  3,123,980          $  1,616,370
Net realized gain (loss) on investments sold and financial futures contracts              (     200,732)               26,030
Change in net unrealized appreciation/depreciation of investments                         (      40,997)            1,054,586
                                                                                           ------------          ------------
Net Increase in Net Assets Resulting from Operations                                          2,882,251             2,696,986
                                                                                           ------------          ------------
Distributions to Shareholders:
Dividends from net investment income
          Class A - ($0.6609 and $0.3385 per share, respectively)                         (  3,123,980)         (   1,607,421)
          Class B - (none and $0.2483 per share, respectively)                                  --              (       6,768)
                                                                                           ------------          ------------
Total Distributions to Shareholders                                                       (   3,123,980)        (   1,614,189)
                                                                                           ------------          ------------
From Portfolio Share Transactions:                                                              717,513         (     342,624)
                                                                                           ------------          ------------
Net Assets:
Beginning of period                                                                          55,752,967            56,228,751
                                                                                           ------------          ------------
End of period (including undistributed net investment income of $15,420 and $17,601)       $ 56,228,751          $ 56,968,924
                                                                                           ============          ============

Analysis of Portfolio Share Transactions:

                                                                                                   SIX MONTHS ENDED
                                                                YEAR ENDED                         FEBRUARY 28, 1997
                                                             AUGUST 31, 1996                          (UNAUDITED)
                                                     ------------------------------         ---------------------------------
                                                       SHARES               AMOUNT              SHARES               AMOUNT
                                                     ----------          -----------          ---------           -----------
CLASS A
Shares sold                                             555,889          $ 6,667,694            299,756           $ 3,600,933
Shares issued to shareholders in reinvestment
of distributions                                        188,248            2,255,924             95,602             1,150,612
                                                     ----------          -----------          ---------           -----------
                                                        744,137            8,923,618            395,358             4,751,545
Less shares repurchased                              (  685,056)        (  8,206,105)        (  494,437)         (  5,943,993)
                                                     ----------          -----------          ---------           -----------
Net Increase (Decrease)                                  59,081          $   717,513         (   99,079)         ($ 1,192,448)
                                                     ==========          ===========          =========           ===========

                                                                                               SHARES               AMOUNT
                                                                                              ---------           -----------
CLASS B **
Shares sold                                                                                      71,181               858,099
Shares issued to shareholders in reinvestment
of distributions                                                                                    433                 5,218
                                                                                              ---------           -----------
                                                                                                 71,614               863,317
Less shares repurchased                                                                      (    1,115)        (      13,493)
                                                                                              ---------           -----------
Net Increase                                                                                     70,499          $    849,824
                                                                                              =========           ===========

** Class B commenced operations on October 3, 1996.


The Statement of Changes in Net Assets shows how the value of net assets of the Fund's has changed since the end of the previous period. The difference reflects net investment income, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the per share amount of distributions made to shareholders of the Fund for the period indicated.

See notes to financial statements.





Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED AUGUST 31,                             SIX MONTHS ENDED
                                     -------------------------------------------------------------------------  FEBRUARY 28, 1997
                                         1992            1993           1994             1995            1996       (UNAUDITED)
                                     --------        --------       --------         --------        --------  ------------------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period $  11.29        $  11.90       $  12.63         $  11.73        $  11.88        $  11.83
                                     --------        --------       --------         --------        --------        --------
Net Investment Income                    0.72            0.68           0.64             0.65            0.66            0.34
Net Realized and Unrealized Gain
(Loss) on Investments
and Financial Futures Contracts          0.63            0.87      (    0.77)            0.15        (   0.05)           0.23
                                     --------        --------       --------         --------        --------        --------
Total from Investment Operations         1.35            1.55      (    0.13)            0.80            0.61            0.57
                                     --------        --------       --------         --------        --------        --------
Less Distributions:
Dividends from Net
Investment Income                    (   0.72)      (   0.68)      (    0.64)       (    0.65)      (   0.66)       (    0.34)
Distributions from Net Realized Gain
on Investments Sold                  (   0.02)      (   0.14)      (    0.13)           --              --              --
                                     --------        --------       --------         --------        --------        --------
     Total Distributions             (   0.74)      (   0.82)      (   0.77)        (    0.65)      (   0.66)       (    0.34)
                                     --------        --------       --------         --------        --------        --------
Net Asset Value, End of Period       $  11.90       $  12.63        $  11.73         $  11.88        $  11.83        $  12.06
                                     ========       ========        ========         ========        ========        ========
Total Investment Return
at Net Asset Value (2)                  12.17%         13.70%      (   1.05%)            7.19%           5.21%           4.86%(6)
Total Adjusted Investment Return
 and Net Asset Value (2,3)              11.09%         12.83%      (   1.58%)            6.74%           4.77%           4.67%(6)

Ratios and Supplemental Data
Net Assets, End of Period
(000's omitted)                      $ 33,806       $ 52,444        $ 55,690         $ 55,753        $ 56,229        $ 56,119
Ratio of Expenses to Average
Net Assets                               0.60%          0.67%           0.70%            0.70%           0.73%(4)        0.71%(4,5)
Ratio of Adjusted Expenses to
Average Net Assets (1)                   1.68%          1.54%           1.23%            1.15%           1.14%           1.10%(5)
Ratio of Net Investment Income
 to Average Net Assets                   6.22%          5.63%           5.28%            5.67%           5.51%           5.65%(5)
Ratio of Adjusted Net Investment
 Income to Average Net Assets (1)        5.14%          4.76%           4.75%            5.22%           5.07%           5.26%(5)
Portfolio Turnover Rate                    48%            56%             23%              70%             76%             24%
Expense and Fee Reduction
Per Share                            $   0.13        $  0.11         $  0.06          $  0.05         $  0.05         $  0.02


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.




Financial Highlights (continued)
--------------------------------------------------------------------------------------
                                                                   FOR THE PERIOD
                                                                FROM OCTOBER 3, 1996
                                                                  (COMMENCEMENT OF
                                                                   OPERATIONS) TO
                                                                 FEBRUARY 28, 1997
                                                                     (UNAUDITED)
                                                              -----------------------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period                                  $ 11.99
                                                                      -------
Net Investment Income                                                    0.25
Net Realized and Unrealized Gain on Investments                          0.07
                                                                      -------
     Total from Investment Operations                                    0.32
                                                                      -------
Less Distributions:
     Dividends from Net Investment Income                            (   0.25)
                                                                      -------
     Net Asset Value, End of Period                                   $ 12.06
                                                                      =======
Total Investment Return at Net Asset Value (2)                           2.68%(6)
Total Adjusted Investment Return at Net Asset Value (2,3)                2.52%(6)

Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)                             $   850
Ratio of Expenses to Average Net Assets                                  1.41%(4,5)
Ratio of Adjusted Expenses to Average Net Assets (1)                     1.80%(5)
Ratio of Net Investment Income to Average Net Assets                     4.96%(5)
Ratio of Adjusted Net Investment Income to Average Net Assets (1)        4.57%(5)
Portfolio Turnover Rate                                                    24%
Expense and Fee Reduction Per Share                                   $  0.02

(1) Unreimbursed, without fee reduction.

(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(3) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the period.

(4) The Ratio of Expenses to Average Net Assets for the periods ending on or after
    August 31, 1996 excludes the effect of balance credits described in Note B. If these expense reductions were included, the Ratio of Expenses to Average Net
    Assets would have been 0.70% for both periods for Class A and 1.40% for Class B.

(5) Annualized.

(6) Not annualized.

See notes to financial statements.




Schedule of Investments
February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the New York Tax-Free Income Fund on February 28, 1997.
The schedule consists of one main category: tax-exempt long-term bonds. The tax-exempt bonds are further broken down by state or territory. Under each state or territory is a list of the securities owned by the Fund.

                                                                                        PAR  VALUE                       YIELD
                                            INTEREST       MATURITY         S&P           (000'S          MARKET          AT
STATE, ISSUER, DESCRIPTION                    RATE           DATE          RATING*       OMITTED)         VALUE         MARKET+
--------------------------                 ----------     ----------     ----------     ----------     ----------     ----------
LONG-TERM DEBT
New York (90.17%)
Dutchess County Resource Recovery Agency,
Solid Waste Mgmt Sys Rev Ser 1990 A            7.500%       01-01-09      AAA               $  25      $  271,590           6.90%
Glen Cove Housing Auth,
Rev Sr Living Facil The Mayfair Proj           8.250        10-01-26      BB*               1,000       1,009,230           8.17
Islip Community Development Agency,
Dev Rev NY Institute of Technology Proj        7.500        03-01-26      BB-*              1,500       1,562,730           7.20
Metropolitan Transportation Auth,
Commuter Facil 1987 Serv Contract Ser 3        7.375        07-01-08      BBB               1,000       1,124,130           6.56
Commuter Facil 1992 Serv Contract Ser N        7.125        07-01-09      BBB               1,000       1,093,090           6.52
Transit Facil Rev Ser J                        6.500        07-01-18      AAA               1,000       1,095,210           5.93
New York City Housing Development Corp,
Multi-Family Mtg Rev FHA Ins Mtg Ln
1993 Ser A                                     6.550        10-01-15      AAA               1,000       1,042,580           6.28
New York City Industrial Development Agency,
Civic Facil Rev Ser 1997 YMCA of
Greater NY Proj                                5.800        08-01-16      BBB*                500         487,250           5.95
Solid Waste Disposal Rev 1995 Visy Paper
NY Inc Proj                                    7.950        01-01-28      BB*               1,000       1,078,220           7.37
Spec Facil Rev 1990 American Airlines
Inc Proj                                       8.000        07-01-20      BB+                 400         426,664           7.50
New York City Municipal Water Finance Auth,
Wtr & Swr Sys Rev Fiscal 1997 Ser A            5.500        06-15-24      A-                1,100       1,047,717           5.77
Wtr & Swr Sys Rev Ser 1996                     6.250        06-15-20      A-                1,000       1,051,840           5.94
New York Local Government Assistance Corp,
Rev Ref Cap Apprec Ser 1993 C                   Zero        04-01-14      AAA               1,100         440,264           5.43
Ser 1991 A Pub Benefit Corp                    7.250        04-01-18      AAA               1,000       1,126,350           6.44
Ser 1992 A Pub Benefit Corp                    6.875        04-01-19      A                 2,000       2,245,780           6.12
Ser 1992C A Pub Benefit Corp                   6.000        04-01-12      A                   200         213,548           5.62
New York State Dormitory Auth,
City Univ Rev Iss Ser U                        6.375        07-01-08      BBB                 500         520,880           6.12
City Univ Sys Consol Rev Ser 1990A             7.625        07-01-20      BBB                 485         544,529           6.79
City Univ Sys Consol Rev Ser 1993A             5.750        07-01-18      AAA               1,000       1,028,550           5.59
Genessee Valley Presbyterian Nursing Center
FHA-Ins Mtg Rev Ser 1992B                      6.850        08-01-16      AA                  250         269,553           6.35
KMH Homes Inc FHA-Ins Mtg Rev Ser 1991         6.950        08-01-31      AA                1,200       1,282,416           6.50
Manhattanville College Ins Rev Ser 1990        7.500        07-01-22      AAA                 305         341,258           6.70
Nyack Hosp Rev Ser 1996                        6.250        07-01-13      Baa2*               500         508,810           6.14
State Univ Ed Facil Rev Ser 1990A              7.700        05-15-12      Aa*                 300         336,387           6.87
State Univ Ed Facil Rev Ser 1993A              5.250        05-15-15      BBB+              1,000         940,690           5.58
State Univ Ed Facil Rev Ser 1993A              5.500        05-15-19      A*                2,000       1,923,000           5.72
United Hlth Serv Inc FHA-Ins Mtg Rev Ser 1989  7.350        08-01-29      AAA                 200         215,072           6.83
Univ of Rochester Rev Ser 1987                 6.500        07-01-09      A+                  625         641,419           6.33
Upstate Community Colleges 1988A Iss           7.750        07-01-18      Baa1*               300         320,835           7.25
Vassar College Rev Ser 1990                    7.250        07-01-15      AAA                 250         277,792           6.52
New York State Energy Research and
Development Auth,
Elec Facil Rev Ser 1986 A Consol Edison Co
of NY Inc Proj                                 7.500        11-15-21      A+                  200         204,450           7.34
Elec Facil Rev Ser 1989 A Consol Edison Co
of NY Inc Proj                                 7.750        01-01-24      A+                  200         207,458           7.47
Elec Facil Rev Ser 1989 B Consol Edison Co
of NY Inc Proj                                 7.375        07-01-24      A+                  200         207,868           7.10
Elec Facil Rev Ser 1990 A Consol Edison Co
of NY Inc Proj                                 7.500        07-01-25      A+                  260         276,944           7.04
Elec Facil Rev Ser 1991 A Consol Edison Co
of NY Inc Proj                                 7.500        01-01-26      A+                  420         449,631           7.01
New York State Environmental Facilities Corp,
State Wtr Poll Control Revolving Fund Rev
Ser 1990 A                                     7.500        06-15-12      A                   630         692,868           6.82
State Wtr Poll Control Revolving Fund Rev
Ser 1991 E                                     6.875        06-15-10      A                   400         438,240           6.28
New York State Housing Finance Agency,
Ins Multi-Family Mtg Hsg 1992 Ser C            6.450        08-15-14      AAA                 500         518,835           6.22
Ins Multi-Family Mtg Hsg 1994 Ser B            6.250        08-15-14      AAA                 750         778,718           6.02
Ins Multi-Family Mtg Hsg 1994 Ser C            6.450        08-15-14      Aa*               1,000       1,042,780           6.19
New York State Medical Care Facilities
Finance Agency,
Hosp & Nursing Home FHA-Ins Mtg Rev 1988
Ser C                                          7.700        02-15-22      AAA                 450         483,570           7.17
Hosp & Nursing Home Ins Mtg Rev 1992 Ser B     6.950        02-15-32      AA                1,000       1,072,080           6.48
Mental Hlth Serv Facil Imp Rev 1990
Ser B Preref                                   7.875        08-15-20      AAA                 150         170,062           6.95
Mental Hlth Serv Facil Imp Rev 1990
Ser B Unref Bal                                7.875        08-15-20      BBB+                 90         100,199           7.07
Mental Hlth Serv Facil Imp Rev 1991
Ser A Preref                                   7.750        08-15-11      AAA                 165         188,067           6.80
Mental Hlth Serv Facil Imp Rev 1991
Ser A Unref Bal                                7.750        08-15-11      BBB+                 60          67,128           6.93
Mental Hlth Serv Facil Imp Rev 1991
Ser B Preref                                   7.625        08-15-17      BBB+                 80          88,069           6.93
Mental Hlth Serv Facil Imp Rev 1991
Ser B Unref Bal                                7.625        08-15-17      BBB+                165         188,706           6.67
Mental Hlth Serv Facil Imp Rev 1991
Ser C Preref                                   7.300        02-15-21      AAA                 300         340,107           6.44
Mental Hlth Serv Facil Imp Rev 1991
Ser C Unref Bal                                7.300        02-15-21      BBB+                100         109,690           6.66
Rev Mental Hlth Serv Ser E                     6.250        08-15-19      AAA               1,500       1,590,045           5.90
Sec Hosp Rev 1991 Ser A                        7.350        08-15-11      BBB                 250         273,042           6.73
New York State Mortgage Agency,
Homeowner Mtg Rev Ser 27                       6.900        04-01-15      Aa*               1,175       1,268,753           6.39
Homeowner Mtg Rev Ser 28                       7.050        10-01-23      Aa*                 500         528,450           6.67
Homeowner Mtg Rev Ser 57                       6.300        10-01-17      Aa*                 500         525,615           5.99
Homeowner Mtg Rev Ser BB-2                     7.950        10-01-15      Aa*                 230         237,792           7.69
Homeowner Mtg Rev Ser EE-4                     7.800        10-01-13      Aa*                 300         319,338           7.33
Homeowner Mtg Rev Ser JJ                       7.500        10-01-17      Aa*                 330         349,150           7.09
Homeowner Mtg Rev Ser VV                       7.375        10-01-11      Aa*                 195         207,691           6.92
New York State Power Auth,
Gen Purpose Ser W                              6.500        01-01-08      AA-                 250         279,515           5.81
Gen Purpose Ser Y                              6.500        01-01-11      AA-                 250         268,257           6.06
Gen Purpose Ser Y                              6.750        01-01-18      AA-                 250         272,355           6.20
New York State Thruway Auth,
Local Highway & Bridge Serv
Contract Ser 1991                              7.250        01-01-10      BBB                 300         334,857           6.50
New York State Urban Development Corp,
Rev Correctional Facil Ser 1993                5.500        01-01-15      A*                2,000       1,893,300           5.81
Rev Ser 1990 Onondaga County
Convention Center Proj                         7.875        01-01-20      BBB                 250         285,420           6.90
New York, City of,
GO Fiscal 1991 Ser B                           8.250        06-01-07      A-*                 200         240,786           6.85
GO Fiscal 1991 Ser D Preref                    8.000        08-01-04      A-*                  55          63,488           6.93
GO Fiscal 1991 Ser D Unref Bal                 8.000        08-01-04      A-*                 195         219,726           7.10
GO Fiscal 1991 Ser F                           8.200        11-15-03      A-*                 250         285,378           7.18
GO Fiscal 1992 Ser A Preref                    7.750        08-15-12      A-*                  60          68,806           6.76
GO Fiscal 1992 Ser A Unref Bal                 7.750        08-15-12      A-*                 190         211,261           6.97
GO Fiscal 1992 Ser B                           7.000        10-01-13      A-*                 500         535,450           6.54
GO Fiscal 1992 Ser C                           7.500        08-01-21      A-*                 250         277,822           6.75
GO Fiscal 1992 Ser H                           7.000        02-01-22      A-*                 620         660,381           6.57
GO Fiscal 1996 Ser F                           6.000        08-01-16      A-*               1,000         984,180           6.10
GO Fiscal 1996 Ser G                           5.750        02-01-17      A-*               1,000         955,460           6.02
New York, State of,
GO Environmental Quality Fiscal 1994           6.500        12-01-14      A-                1,000       1,088,750           5.97
North Country Development Auth,
Solid Waste Mgt Sys Rev Preref
Ser 1992 A                                     6.750        07-01-12      Baa*                265         285,018           6.28
Solid Waste Mgt Sys Rev Unref Bal
Ser 1992 A                                     6.750        07-01-12      Baa*                225         233,296           6.51
Onondaga County Industrial Development Agency,
Civic Facil Rev 1993 Ser B Community Gen Hosp
of Greater Syracuse Proj                       6.625        01-01-18      BBB               1,000       1,024,600           6.47
Port Auth of New York and New Jersey,
Spec Proj KIAC Partners Proj Ser 4             6.750        10-01-19      BBB*              2,500       2,560,775           6.59
Triborough Bridge and Tunnel Auth,
Gen Purpose Rev Ser 1993                       Zero         01-01-21      AAA               1,500         401,070           5.61
Spec Oblig Ref Ser 1991B                       6.875        01-01-15      A-                  500         546,325           6.29
                                                                                                      -----------
                                                                                                       51,369,006
                                                                                                      -----------

Puerto Rico (7.14%)
Puerto Rico Aqueduct and Sewer Auth,
Ref Pars & Inflos Ser 1995 Gtd by
the Commonwealth of Puerto Rico                8.276#       07-01-11      AAA               2,000       2,302,500           7.14
Puerto Rico Public Building Auth,
Rev Gtd Govt Facil Ser A                       6.250        07-01-12      AAA               1,110       1,235,818           5.61
Puerto Rico, Commonwealth of,
GO Pub Imp Unltd Ref Ser 1994                  6.400        07-01-11      A                   500         531,560           6.02
                                                                                                      -----------
                                                                                                        4,069,878
                                                                                                      -----------

TOTAL TAX-EXEMPT LONG-TERM BONDS
Cost ($52,378,148)                                                                        ( 97.31%)  $ 55,438,884
                                                                                           =======   ============

* Credit ratings are rated by Moody's Investors Services, Fitch or John Hancock Advisers, Inc. where Standard & Poors ratings are not available.

+ The yield is not calculated in accordance with guidelines established by the U.S. Securities Exchange Commission. Zero coupon yields are at yield to maturity.

# Represents rate in effect on February 28, 1997.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Portfolio Concentration
February 28, 1997 (Unaudited)
------------------------------------------------------------------------------------------------------------
The New York Tax-Free Income Fund invests primarily in securities issued by the state of New York and its various political subdivisions. The performance of the Fund is closely tied to the economic conditions within the state and the financial condition of the state and its agencies and municipalities. The concentration of investments by states and credit ratings for individual securities held by the Fund are shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various sector categories.

The table below shows the Fund's investments at February 28, 1997 assigned to the various sector categories.

                                                                     MARKET VALUE
                                                                   AS A PERCENTAGE
                                                                    OF THE FUND'S
SECTOR DISTRIBUTIONS                                                  NET ASSETS
--------------------                                                --------------
General Obligation                                                      10.75%
Revenue Bonds - Education                                               14.81
Revenue Bonds - Electric Power                                           5.94
Revenue Bonds - Health                                                  13.99
Revenue Bonds - Housing                                                 13.74
Revenue Bonds - Industrial Development Bond                              6.77
Revenue Bonds - Other                                                   15.51
Revenue Bonds - Transportation                                           6.09
Revenue Bonds - Water & Sewer                                            9.71
                                                                        -----
TOTAL TAX-EXEMPT LONG-TERM BONDS                                        97.31%
                                                                        =====

See notes to financial statements.



NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Tax-Exempt Series Fund (the "Trust") is a diversified open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of two series: John Hancock New York Tax-Free Income Fund and John Hancock Massachusetts Tax-Free Income Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to provide as high a level of current income exempt from both federal income taxes and New York personal income taxes as is consistent with preservation of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan, have exclusive voting rights to that distribution plan. On October 3, 1996, Class B shares of beneficial interest were sold to commence class activity.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. Government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $347,989 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows: August 31, 2003 -- $77,663 and August 31, 2004 -- $270,326. Additionally, net capital losses of $184,658 attributable to security transactions occurring after October 31, 1995 are treated as arising on the first day (September 1, 1996) of the Fund's next taxable year.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

PREMIUM AND DISCOUNT For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at time of disposition.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. Government securities, known as "initial margin", equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin", to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market", will be recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For Federal income tax purposes, the amount, character and timing of the Fund gains and/or losses can be affected as a result of futures contracts.

At February 28, 1997, there were no open positions in financial futures contracts.

OPTIONS The Fund may purchase options contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to changing security prices. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract's terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's Statement of Assets and Liabilities.

For the period ended February 28, 1997, there were no open written options contracts.

NOTE B --
MANAGEMENT FEE, AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.500% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.450% of the next $250,000,000, (c) 0.425% of the next $500,000,000,
(d) 0.400% of the next $250,000,000 and (e) 0.300% of the Fund's average daily net asset value in excess of $1,250,000,000.

The Adviser has voluntarily agreed to limit the Fund's expenses further to the extent required to prevent expenses from exceeding 0.70% and 1.40% of the average net assets attributable to Class A and Class B, respectively. Accordingly, for the period ended February 28, 1997, the reduction in the Adviser's fee collectively with any additional amounts not borne by the Fund by virtue of the expense limit amounted to $111,347. This limitation may be discontinued at any time.

The Fund has an agreement with its custodian bank under which $2,297 of custodian fees have been reduced by balance credits applied during the period ended February 28, 1997. If the Fund had not entered into this agreement, the assets not invested, on which these balance credits were earned, could have produced income.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended February 28, 1997, net sales charges received with regard to sales of Class A shares amounted to $87,876. Out of this amount, $11,051 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $30,300 was paid as sales commissions to unrelated broker-dealers and $46,525 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended February 28, 1997, contingent deferred sales charges paid to JH Funds amounted to $59.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Class A and Class B Distribution Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the period was at an annual rate of 0.01875% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Mr. Richard S. Scipione and Ms. Anne C. Hodsdon are directors and/or officers of the Adviser and/or its affiliates, as well as a Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At February 28, 1997 the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $201.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. Government and its agencies and short-term securities, during the period ended February 28, 1997, aggregated $13,314,926 and $13,812,033, respectively. There were no purchases or sales of obligations of the U.S. Government and its agencies during the period ended February 28, 1997.

The cost of investments owned at February 28, 1997 for federal income tax purposes was $52,378,148. Gross unrealized appreciation and depreciation of investments aggregated $3,144,312 and $83,576 respectively, resulting in net unrealized appreciation of $3,060,736.

A 1/2" by 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603
1-800-225-5291  1-800-554-6713 (TDD)
Internet: www.jhancock.com/funds

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Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John Hancock New York Tax-Free Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with the caption
"Printed on Recycled Paper."                                760SA 2/97
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